Putnam Ohio Tax Exempt Income Fund
The fund's portfolio
8/31/21 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
COP — Certificates of Participation
FRB — Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation

MUNICIPAL BONDS AND NOTES (92.3%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.4%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/31	A+/F	$500,000	$630,796
5.00%, 10/1/30	A+/F	650,000	826,294

			1,457,090
Guam (3.0%)
Guam Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/42(FWC)	Ba1	1,000,000	1,142,650
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	550,000	644,123
Territory of GU, Govt. Hotel Occupancy Tax Rev. Bonds, Ser. A, 5.00%, 11/1/40	Ba1	300,000	377,677
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/37	A	200,000	235,911
5.00%, 7/1/36	A	400,000	473,226
5.00%, 7/1/33	A	200,000	238,233

			3,111,820
Illinois (1.3%)
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa2	1,050,000	1,289,485

			1,289,485
Indiana (1.8%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A2	1,500,000	1,817,781

			1,817,781
Ohio (84.8%)
Akron Bath Coply Joint Twp. Hosp. Dist. Rev. Bonds, (Summa Hlth. Syst. Oblig. Group)
4.00%, 11/15/38	BBB+/F	100,000	117,826
4.00%, 11/15/37	BBB+/F	300,000	354,395
American Muni. Pwr., Inc. Rev. Bonds
(Greenup Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	1,000,000	1,177,260
(Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	830,000	977,126
Bluffton, Hosp. Fac. Rev. Bonds, (Blanchard Valley Hlth. Syst.), 5.00%, 12/1/31	A2	650,000	802,580
Bowling Green State U. Rev. Bonds, Ser. A, 5.00%, 6/1/42	A1	1,000,000	1,163,743
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2, Class 1, 4.00%, 6/1/48	BBB+	1,500,000	1,724,032
Carlisle, Local School Dist. G.O. Bonds, (School Impt.)
5.00%, 12/1/47	AA	500,000	572,269
5.00%, 12/1/42	AA	350,000	402,819
5.00%, 12/1/37	AA	100,000	116,014
Centerville, Hlth. Care Rev. Bonds, (Graceworks Lutheran Svcs.), 5.25%, 11/1/50	BB+/P	500,000	557,497
Cincinnati, Econ. Dev. Rev. Bonds, (Keystone Parke Phase III), Ser. B, 5.00%, 11/1/40	AA	500,000	589,629
Cleveland, Income Tax Rev. Bonds
(Impt. Pk. & Recreational), 5.00%, 10/1/33	AA	615,000	762,895
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/33	AA	300,000	376,808
(Bridges & Roadways Impt.), Ser. B-2, 5.00%, 10/1/32	AA	1,000,000	1,259,378
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/32	AA	500,000	629,689
(Impt. Bridges), 4.00%, 10/1/29	AA	300,000	355,500
(Impt. Bridges), 4.00%, 10/1/28	AA	400,000	475,617
Cleveland, Pkg. Fac. Rev. Bonds, AGM, 5.25%, 9/15/22	AA	1,630,000	1,715,508
Cleveland, Pub. Pwr. Syst. Rev. Bonds
Ser. A, AGM, 4.00%, 11/15/38	AA	600,000	710,215
Ser. A, AGM, 4.00%, 11/15/36	AA	750,000	892,423
Ser. B-1, NATL, zero %, 11/15/25	A3	3,000,000	2,896,464
Cleveland, State U. Rev. Bonds, 5.00%, 6/1/37	A1	1,500,000	1,515,997
Cleveland, Wtr. Poll. Control Rev. Bonds, (Green Bonds)
5.00%, 11/15/41	Aa3	500,000	583,962
5.00%, 11/15/36	Aa3	435,000	511,985
Cleveland-Cuyahoga Cnty., Rev. Bonds, (Euclid Ave. Dev., Corp.), 5.00%, 8/1/39	A2	1,000,000	1,107,706
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds
(Playhouse Square Foundation), 5.50%, 12/1/53	BB+	700,000	831,236
(Cleveland Museum of Natural History (The)), 4.00%, 7/1/51	A3	1,000,000	1,169,842
Columbus, Metro. Library Special Oblig. Rev. Bonds, 4.00%, 12/1/38	Aa2	1,000,000	1,201,729
Confluence Cmnty. Auth. Rev. Bonds, (Stadium & Sports), 4.00%, 5/1/36	AA+	1,000,000	1,162,427
Cuyahoga Cmnty., College Dist. Rev. Bonds, Ser. D, 5.00%, 8/1/32	Aa2	750,000	782,087
Cuyahoga Cnty., COP, (Convention Hotel), 5.00%, 12/1/27	AA-	1,250,000	1,387,026
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/41	A	1,435,000	1,711,088
5.00%, 1/1/37	A	400,000	481,164
5.00%, 1/1/34	A	300,000	364,073
Fairview Park City School Dist. G.O. Bonds, 5.00%, 12/1/42 (Prerefunded 6/1/23)	Aa2	1,000,000	1,084,779
Franklin Cnty., Rev. Bonds, (Trinity Hlth. Corp. Oblig. Group), Ser. 17OH, 5.00%, 12/1/46	Aa3	2,445,000	2,966,216
Franklin Cnty., Convention Fac. Auth. Rev. Bonds, (Greater Columbus Convention Ctr. Hotel Expansion), 5.00%, 12/1/44	BBB-	1,000,000	1,197,970
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, 5.00%, 11/15/44	BBB+/F	1,000,000	1,100,773
Franklin Cnty., Hosp. Fac. Rev. Bonds, (Nationwide Children's Hosp.), Ser. A
4.00%, 11/1/39	Aa2	500,000	570,930
4.00%, 11/1/38	Aa2	300,000	343,022
Gallia Cnty., Local School Impt. Dist. G.O. Bonds, 5.00%, 11/1/27	Aa2	815,000	931,884
Hamilton Cnty., Hlth. Care Rev. Bonds, (Life Enriching Cmnty.), 5.00%, 1/1/46	BBB-/F	1,000,000	1,114,150
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC, zero %, 12/1/24	A1	3,000,000	2,935,520
Huber Heights City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/31	Aa2	1,000,000	1,190,156
Kent State U. Rev. Bonds, (Gen. Receipts), 5.00%, 5/1/30	Aa3	1,000,000	1,194,301
Lake Cnty., Cmnty. College Dist. COP, 4.00%, 10/1/35	A2	1,840,000	2,084,797
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp. Syst., Inc.), Ser. C, 6.00%, 8/15/43	Baa1	180,000	180,685
Lakewood, City School Dist. G.O. Bonds, (School Fac. Impt.), Ser. B
4.00%, 11/1/35	Aa2	500,000	579,841
4.00%, 11/1/34	Aa2	430,000	499,389
4.00%, 11/1/33	Aa2	375,000	436,775
4.00%, 11/1/32	Aa2	225,000	263,905
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds, (Kendal at Oberlin), 5.00%, 11/15/30 (Prerefunded 11/15/23)	AAA/P	750,000	827,331
Lucas Cnty., Hlth. Care Fac. Rev. Bonds, (Sunset Retirement Cmntys.), 5.50%, 8/15/30 (Prerefunded 9/20/21)	A-/F	650,000	651,724
Miami U. Rev. Bonds
5.00%, 9/1/41	Aa3	500,000	599,127
Ser. A, 5.00%, 9/1/36	Aa3	1,000,000	1,307,490
North Royalton, City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/47	Aa2	2,000,000	2,298,626
Northeast Ohio Med. U. Rev. Bonds, Ser. A
5.00%, 12/1/29	Baa2	100,000	126,455
5.00%, 12/1/27	Baa2	100,000	122,475
5.00%, 12/1/24	Baa2	75,000	84,946
4.00%, 12/1/45	Baa2	225,000	256,312
4.00%, 12/1/35	Baa2	300,000	351,548
3.00%, 12/1/40	Baa2	475,000	497,501
3.00%, 12/1/22	Baa2	75,000	77,589
OH State G.O. Bonds, (Infrastructure Impt.), Ser. A, 4.00%, 2/1/33	Aa1	2,315,000	2,392,176
OH State Higher Edl. Fac. Comm. Rev. Bonds
5.25%, 12/1/48	BB	250,000	285,159
(Case Western Reserve U.), 5.00%, 12/1/40	AA-	1,000,000	1,198,596
(Oberlin Coll.), 5.00%, 10/1/31	Aa3	650,000	709,357
(U. of Dayton), Ser. A, 5.00%, 12/1/24	A+	285,000	326,254
(John Carroll U.), 4.00%, 10/1/45	A3	1,100,000	1,253,514
(Kenyon College 2020), 4.00%, 7/1/44	A2	1,400,000	1,618,793
(Kenyon College 2020), 4.00%, 7/1/40	A2	730,000	852,468
(Xavier U.), 4.00%, 5/1/40	A3	600,000	706,770
(U. of Dayton), 4.00%, 2/1/36	A+	900,000	1,070,346
(U. of Dayton), 3.00%, 2/1/37	A+	1,580,000	1,723,773
OH State Hosp. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. A, 5.00%, 1/15/41	A2	1,000,000	1,166,070
(Premier Hlth. Partners Oblig. Group), 4.00%, 11/15/41	Baa1	1,725,000	1,969,919
OH State Private Activity Rev. Bonds, (Portsmouth Bypass Gateway Group, LLC), AGM, 5.00%, 12/31/39	AA	750,000	851,637
OH State Tpk. Comm. Rev. Bonds, (Infrastructure), Ser. A-1, 5.25%, 2/15/32	Aa3	350,000	374,913
OH State U. Rev. Bonds, Ser. A, 5.00%, 12/1/39	Aa1	1,000,000	1,137,798
OH State Wtr. Dev. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/34	Aaa	750,000	901,450
Revere, Local School Dist. G.O. Bonds, (School Fac. Impt.), Ser. C, 4.00%, 12/1/33	Aa1	270,000	315,697
Rickenbacker, Port Auth. Rev. Bonds, (OASBO Expanded Asset Pooled), Ser. A, 5.375%, 1/1/32	A2	800,000	1,042,603
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.)
5.00%, 2/15/34	A3	1,025,000	1,198,675
5.00%, 2/15/32	A3	865,000	1,014,065
Summit Cnty., G.O. Bonds, 4.00%, 12/1/31	Aa1	750,000	835,183
Toledo, Wtr. Wks. Syst. Rev. Bonds, 5.00%, 11/15/36	Aa3	500,000	605,182
Toledo-Lucas Cnty., Port Auth. FRB, (CSX Transn, Inc.), 6.45%, 12/15/21	A3	1,900,000	1,932,981
U. of Akron Rev. Bonds, Ser. A
5.00%, 1/1/31	A1	500,000	570,139
5.00%, 1/1/28	A1	1,000,000	1,100,966
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group)
Ser. A, 5.75%, 7/1/33	A	500,000	541,134
5.00%, 7/1/39	A	1,000,000	1,093,249
Willoughby-Eastlake, City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/46 (Prerefunded 12/1/25)	A2	1,000,000	1,194,921

			87,300,014

Total municipal bonds and notes (cost $88,177,090)			$94,976,190

SHORT-TERM INVESTMENTS (8.1%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08%(AFF)	Shares	8,135,750	$8,135,750
U.S. Treasury Bills 0.043%, 10/19/21(SEG)(SEGCCS)		$200,000	199,987

Total short-term investments (cost $8,335,739)			$8,335,737
TOTAL INVESTMENTS

Total investments (cost $96,512,829)			$103,311,927

FUTURES CONTRACTS OUTSTANDING at 8/31/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	47	$5,814,781	$5,814,781	Dec-21	$(17,973)

Unrealized appreciation					—

Unrealized (depreciation)					(17,973)

Total					$(17,973)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$800,000	$8,639	$—	11/18/21	—	0.10% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$8,639
800,000	7,839	—	11/18/21	—	0.10% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	7,839
1,000,000	3,268	—	11/2/21	—	0.10% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(3,268)
400,000	4,064	—	11/18/21	—	0.20% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(4,064)
400,000	4,064	—	11/18/21	—	0.20% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(4,064)

Upfront premium received		—	Unrealized appreciation			16,478

Upfront premium (paid)		—	Unrealized (depreciation)			(11,396)

	Total	$—			Total	$5,082

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	$4,812,000	$157,208	$(49)	3/29/26	2.51% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(157,257)

Total			$(49)				$(157,257)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2021 through August 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "the SEC" represent the Securities and Exchange Commission, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $102,846,002.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 8/31/21
	Short-term investments
	Putnam Short Term Investment Fund*	$2,933,978	$7,893,077	$2,691,305	$1,414	$8,135,750

	Total Short-term investments	$2,933,978	$7,893,077	$2,691,305	$1,414	$8,135,750
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $40,996.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $120,988.
(FWC)	Forward commitment, in part or in entirety.
	At the close of the reporting period, the fund maintained liquid assets totaling $1,276,668 to cover certain derivative contracts and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.02%, 0.08% and 0.12%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	23.2%
	Healthcare	16.1
	Local debt	10.7
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$94,976,190	$—
Short-term investments	—	8,335,737	—

Totals by level	$—	$103,311,927	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(17,973)	$—	$—
Total return swap contracts	—	(152,126)	—

Totals by level	$(17,973)	$(152,126)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	50
OTC total return swap contracts (notional)	$2,800,000
Centrally cleared total return swap contracts (notional)	$4,800,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com